Exhibit 10.41

Service Agreement No. 79133
Revision No. 10

SST SERVICE AGREEMENT

THIS AGREEMENT is made and entered into this 31 day of October, 2019, by and between COLUMBIA GAS TRANSMISSION, LLC ("Transporter") and UGI UTILITIES, INC. ("Shipper").

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Fourth Revised Volume No. 1 ("Tariff"), on file with the Federal Energy Regulatory Commission ("Commission"), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission.

Section 2. Term. Service under this Agreement shall commence as of December 1, 2019, and shall continue in full force and effect until March 31, 2025. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: (a) specified quantities (contract demand or commodity quantities); (b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; (c) quantities during specified time periods; (d) quantities at specified points, locations, or other defined geographical areas; (e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported); (f) production and/or reserves committed by the Shipper; and (g) based on a formula including, but not limited to, published index prices for specific receipt and/or delivery points or other agreed-upon pricing points, provided that the resulting rate shall be no lower than the minimum nor higher than the maximum applicable rate set forth in the Tariff. In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter's maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sections. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates, which had been charged under a discount agreement, exceeded rates which ultimately are found to be just and reasonable.

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at 700 Louisiana St., Suite 700, Houston, Texas 77002-2700, Attention: Customer Services and notices to Shipper shall be addressed to it at UGI Utilities, Inc., 1 UGI Drive, Denver, Attention: Justin McCarthy, until changed by either party by written notice.

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreement(s): SST No. 79133, Revision No. 9.

UGI UTILITIES, INC. By: /s/ Justin McCarthy Title: Compliance Administrator Date: October 31, 2019	COLUMBIA GAS TRANSMISSION, LLC By: /s/ Carol Wehlmann Title: Name: October 31, 2019

Revision No. 10

Appendix A to Service Agreement No. 79133
Under Rate Schedule SST
between Columbia Gas Transmission, LLC (“Transporter”)
and UGI Utilities, Inc. (“Shipper”)

Transportation Demand

Begin Date	End Date	Transportation Demand Dth/day	Recurrence Interval
12/01/2019	03/31/2025	126,473	10/1 - 3/31
12/01/2019	03/31/2025	63,237	4/1 - 9/30

Primary Receipt Points

Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Quantity (Dth/day) 1/	Minimum Receipt Pressure Obligation (psig) 1/	Recurrence Interval
12/01/2019	03/31/2025	STOR	RP Storage Point TCO			126,473		10/1 - 3/31
12/01/2019	03/31/2025	STOR	RP Storage Point TCO			63,237		4/1 - 9/30

Primary Delivery Points

Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Delivery Obligation (Dth/day) 1/	Design Daily Quantity (Dth/day) 1/	Minimum Delivery Pressure Obligation (psig) 1/	Recurrence Interval
12/01/2019	03/31/2025	56-21	UGI OP 04-21	600014	BANGOR	7,070		300	10/1 - 3/31
12/01/2019	03/31/2025	56-21	UGI OP 04-21	600024	DELAWARE WATER GAP	1,707		125	10/1 - 3/31
12/01/2019	03/31/2025	56-21	UGI OP 04-21	600025	STOUDSBURG NORTH	3,384		125	10/1 - 3/31
12/01/2019	03/31/2025	56-21	UGI OP 04-21	600014	BANGOR	3,535		300	4/1 - 9/30

12/01/2019	03/31/2025	56-21	UGI OP 04-21	600024	DELAWARE WATER GAP	854	125	4/1 - 9/30
12/01/2019	03/31/2025	56-21	UGI OP 04-21	600025	STOUDSBURG NORTH	1,692	125	4/1 - 9/30
12/01/2019	03/31/2025	56-25	UGI OP 04-25	600007	EMMITSBURG	1,930	75	10/1 - 3/31
12/01/2019	03/31/2025	56-25	UGI OP 04-25	600050	GlenFurney	630	50	10/1 - 3/31
12/01/2019	03/31/2025	56-25	UGI OP 04-25	600051	WAYNESBORO	2,103	50	10/1 - 3/31
12/01/2019	03/31/2025	56-25	UGI OP 04-25	600007	EMMITSBURG	965	75	4/1 - 9/30
12/01/2019	03/31/2025	56-25	UGI OP 04-25	600050	GlenFurney	315	50	4/1 - 9/30
12/01/2019	03/31/2025	56-25	UGI OP 04-25	600051	WAYNESBORO	1,052	50	4/1 - 9/30
12/01/2019	03/31/2025	56-29	UGI OP 04-29	600016	PINE GROVE	1,171	75	10/1 - 3/31
12/01/2019	03/31/2025	56-29	UGI OP 04-29	600017	MT. VERNON	354	75	10/1 - 3/31
12/01/2019	03/31/2025	56-29	UGI OP 04-29	633513	SPRING VALLEY	200	300	10/1 - 3/31
12/01/2019	03/31/2025	56-29	UGI OP 04-29	600016	PINE GROVE	586	75	4/1 - 9/30
12/01/2019	03/31/2025	56-29	UGI OP 04-29	600017	MT. VERNON	177	75	4/1 - 9/30
12/01/2019	03/31/2025	56-29	UGI OP 04-29	633513	SPRING VALLEY	100	300	4/1 - 9/30
12/01/2019	03/31/2025	56W	UGI OP-08-36-A	600004	Clearfield	2,007	150	10/1 - 3/31
12/01/2019	03/31/2025	56W	UGI OP-08-36-A	600026	Counties Gas&Fuel	834	100	10/1 - 3/31
12/01/2019	03/31/2025	56W	UGI OP-08-36-A	600027	Curwensville	1,131	150	10/1 - 3/31
12/01/2019	03/31/2025	56W	UGI OP-08-36-A	600074	RENOVO #2	360	100	10/1 - 3/31
12/01/2019	03/31/2025	56W	UGI OP-08-36-A	600004	Clearfield	1,003	150	4/1 - 9/30
12/01/2019	03/31/2025	56W	UGI OP-08-36-A	600026	Counties Gas&Fuel	417	100	4/1 - 9/30
12/01/2019	03/31/2025	56W	UGI OP-08-36-A	600027	Curwensville	566	150	4/1 - 9/30
12/01/2019	03/31/2025	56W	UGI OP-08-36-A	600074	RENOVO #2	180	100	4/1 - 9/30
12/01/2019	03/31/2025	57	UGI OP-08-36-B	600039	RENOVO #1	7,000		1/1 - 12/31
12/01/2019	03/31/2025	72-23	UGI CORP-23	600012	ROSEDALE	6,170	100	10/1 - 3/31
12/01/2019	03/31/2025	72-23	UGI CORP-23	600013	TATAMY	7,800	400	10/1 - 3/31
12/01/2019	03/31/2025	72-23	UGI CORP-23	600018	BOYERTOWN	4,050	400	10/1 - 3/31
12/01/2019	03/31/2025	72-23	UGI CORP-23	600020	BIRDSBORO	13,402	400	10/1 - 3/31
12/01/2019	03/31/2025	72-23	UGI CORP-23	637254	UGI/CONECTIV	82,180	430	10/1 - 3/31
12/01/2019	03/31/2025	72-23	UGI CORP-23	600012	ROSEDALE	3,085	100	4/1 - 9/30
12/01/2019	03/31/2025	72-23	UGI CORP-23	600013	TATAMY	3,900	400	4/1 - 9/30
12/01/2019	03/31/2025	72-23	UGI CORP-23	600018	BOYERTOWN	2,025	400	4/1 - 9/30
12/01/2019	03/31/2025	72-23	UGI CORP-23	600020	BIRDSBORO	6,701	400	4/1 - 9/30
12/01/2019	03/31/2025	72-23	UGI CORP-23	637254	UGI/CONECTIV	82,180	430	10/1 - 3/31
12/01/2019	03/31/2025	72-23	UGI CORP-23	600012	ROSEDALE	3,085	100	4/1 - 9/30
12/01/2019	03/31/2025	72-23	UGI CORP-23	600013	TATAMY	3,900	400	4/1 - 9/30

12/01/2019	03/31/2025	72-23	UGI CORP-23	600018	BOYERTOWN	2,025	400	4/1 - 9/30
12/01/2019	03/31/2025	72-23	UGI CORP-23	600020	BIRDSBORO	6,701	400	4/1 - 9/30
12/01/2019	03/31/2025	72-23	UGI CORP-23	637254	UGI/CONECTIV	41,090	430	4/1 - 9/30
12/01/2019	03/31/2025	72-25	UGI CORP-25	600019	MILLWAY	15,376	400	10/1 - 3/31
12/01/2019	03/31/2025	72-25	UGI CORP-25	600030	HARRISBURG	15,525	400	10/1 - 3/31
12/01/2019	03/31/2025	72-25	UGI CORP-25	600033	MT. JOY	1,686	100	10/1 - 3/31
12/01/2019	03/31/2025	72-25	UGI CORP-25	600036	LITITZ	2,976	300	10/1 - 3/31
12/01/2019	03/31/2025	72-25	UGI CORP-25	600037	MANHEIM	1,488	150	10/1 - 3/31
12/01/2019	03/31/2025	72-25	UGI CORP-25	600038	NEW HOLLAND	20,356	200	10/1 - 3/31
12/01/2019	03/31/2025	72-25	UGI CORP-25	603470	MARIETTA	1,800	400	10/1 - 3/31
12/01/2019	03/31/2025	72-25	UGI CORP-25	604626	LOCUST POINT	27,488	500	10/1 - 3/31
12/01/2019	03/31/2025	72-25	UGI CORP-25	630112	UGI Morgantown	2,500	60	10/1 - 3/31
12/01/2019	03/31/2025	72-25	UGI CORP-25	600019	MILLWAY	7,688	400	4/1 - 9/30
12/01/2019	03/31/2025	72-25	UGI CORP-25	600030	HARRISBURG	7,763	400	4/1 - 9/30
12/01/2019	03/31/2025	72-25	UGI CORP-25	600033	MT. JOY	843	100	4/1 - 9/30
12/01/2019	03/31/2025	72-25	UGI CORP-25	600036	LITITZ	1,488	300	4/1 - 9/30
12/01/2019	03/31/2025	72-25	UGI CORP-25	600037	MANHEIM	744	150	4/1 - 9/30
12/01/2019	03/31/2025	72-25	UGI CORP-25	600038	NEW HOLLAND	10,178	200	4/1 - 9/30
12/01/2019	03/31/2025	72-25	UGI CORP-25	603470	MARIETTA	900	400	4/1 - 9/30
12/01/2019	03/31/2025	72-25	UGI CORP-25	604626	LOCUST POINT	13,744	500	4/1 - 9/30
12/01/2019	03/31/2025	72-25	UGI CORP-25	630112	UGI Morgantown	1,250	60	4/1 - 9/30
12/01/2019	03/31/2025	C22	EAGLE-25	632170	EAGLE C.S. (74-000011)	13,241		10/1 - 3/31
12/01/2019	03/31/2025	C22	EAGLE-25	632170	EAGLE C.S. (74-000011)	6,621		4/1 - 9/30
12/01/2019	03/31/2025	C23	PENNSBURG-23	631929	PENNSBURG (74-000577)	25,552		10/1 - 3/31
12/01/2019	03/31/2025	C23	PENNSBURG-23	631929	PENNSBURG (74-000577)	24,895		4/1 - 9/30
12/01/2019	03/31/2025	E17	MARTINS CREEK - 21	638094	MARTINS CREEK #3/DELIVERY	2,987		11/1 - 3/31
12/01/2019	03/31/2025	E17	MARTINS CREEK - 21	638094	MARTINS CREEK #3/DELIVERY	0		4/1 - 10/31
12/01/2019	03/31/2025	E9	YNG WOMANS CK-RENOVO	621990	RN2 - RENOVO TRANSCO	0		11/1 - 3/31
12/01/2019	03/31/2025	E9	YNG WOMANS CK-RENOVO	621990	RN2 - RENOVO TRANSCO	2,987		4/1 - 10/31

1/ Application of MDDOs, DDQs and ADQs, minimum pressure and/or hourly flowrate shall be as follows:

Transporter's historic practice of providing Shipper flexibility in meeting the hourly variations in its requirements at city-gate delivery points under its service agreements, within the daily firm obligations set forth in Shipper's contracts, will continue unless it becomes inconsistent with the terms of Transporter's FERC Gas Tariff, as that Tariff may be changed from time to time, or unless Transporter issues an operational flow order ("OFO") limiting hourly deliveries in the manner described herein. If such an OFO is issued, Shipper will be entitled to receive hourly deliveries of 110% of 1/24th of the quantity of gas scheduled on a Gas Day, or such higher quantity as may be specified in the OFO, at its primary delivery points during any five hour s falling between 5 a.m. and 9 a.m. eastern clock time or between 5 p.m. and 9 p.m. eastern clock time, respectively, as determined by Shipper (the "Hourly Flow Rate"). Notwithstanding the foregoing, Transporter may issue an OFO directed at Shipper's delivery points and requiring a lower Hourly Flow Rate based upon the occurrence of an event specified in Section 17 of the General Terms and Conditions of Transporter's FERC Gas Tariff that materially affects Transporter's ability to serve Market Areas 23 and/or 25 and requiring the issuance of an OFO specifically limiting the Hourly Flow Rate to Shipper. Transporter reserves the right, if operationally necessary, to require that Shipper take its Hourly Flow Rate at its citygate delivery points on a pro rata basis based on the Maximum Daily Delivery Obligations (MDDOs) at those delivery points.

Unless Measuring Point specific MDDOs are specified in a separate firm service agreement between Transporter and Shipper, Transporter’s aggregate MDDO, under this and any other service agreement between Transporter and Shipper, at the Measuring Points listed above shall not exceed the MDDO quantities set forth above for each Measuring Point. In addition, Transporter shall not be obligated on any day to deliver more than the Aggregate Daily Quantities (ADQ’s) listed below in the Aggregate Area listed below. Any Measuring Point specific MDDOs in a separate firm service agreement between Transporter and Shipper shall be additive both to the individual Measuring Point MDDOs and to any applicable ADQ set forth herein.

As long as Rate Schedule X-103 dated October 10, 1980 between Transporter and Transcontinental Pipe Line Company, LLC ("Transco") is in effect, Transporter may schedule, utilizing the X-103 Rate Schedule, a corresponding amount of natural gas for delivery to Transco's Measuring Points at Muncy, Old Lycoming and Saylor. Upon termination of Rate Schedule X-103, Transporter will make deliveries for Shipper at Martins Ck2/Delivery (E5) or Yng Womans Ck (E9) as set forth above, and Shipper will be responsible for arranging downstream transportation on Transco for further downstream deliveries.

GROUP NO. 1
These Measuring Points are in the Line 1278 North Aggregate Area:
600012, 600013, 600018, 600020, 631929, 632170, and 637254
GROUP NO. 2

These Measuring Points are in the 1804 East Aggregate Area (Line 1278 North Agg is within the 1804 East Agg):
600012, 600013, 600018, 600019, 600020, 600030, 600033, 600036, 600037, 600038, 603470, 604626, 630112, 631929, 632170, and 637254

GROUP NO. 3
These Measuring Points are in the Bangor-Stroudsburg Aggregate Area:
600014, 600024, 600025, 632170, and 631929

GROUP NO. 4
These Measuring Points are in the Eastern Market Aggregate Area (Bangor Stroudsburg Agg is within the Eastern Market Agg):
600007, 600014, 600024, 600025, 600050, 600051, 600016, 600017, 631929, 632170 and 633513

GROUP NO. 5
These Measuring Points are in the Renovo Aggregate Area:
600039 and 621990

The ADQ for the Line 1278 North Aggregate Area is 96,742 Dth/day
The ADQ for the Line 1804 East Aggregate Area is 114,649 Dth/day
The ADQ for the Bangor-Stroudsburg Aggregate Area is 5,264 Dth/day
The ADQ for the Eastern Market Aggregate Area is 7,941 Dth/day
The ADQ for the Renovo Aggregate Area is 8,000 Dth/day for April 1st through October 31st.

The Master List of Interconnects ("MLI") as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.

__X__ Yes _____ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

_____ Yes __X__ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

_____ Yes __X__ No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDOs, ADQs and/or DDQs, as applicable, set forth in Transporter's currently effective Rate Schedule ______ Service Agreement No. ________ Appendix A with Shipper, which are incorporated herein by reference.

_____ Yes __X__ No (Check applicable blank) This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4. Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.

_____ Yes __X__ No (Check applicable blank) This Service Agreement covers offsystem capacity sold pursuant to Section 47 of the General Terms and Conditions. Right of first refusal rights, if any, applicable to this offsystem capacity are limited as provided for in General Terms and Conditions Section 47.

UGI UTILITIES, INC. By: /s/ Justin McCarthy Title: Compliance Administrator Date: October 31, 2019	COLUMBIA GAS TRANSMISSION, LLC By: /s/ Carol Wehlmann Title: Name: October 31, 2019